Exhibit 10.3

AMENDMENT NO. 1 TO GOVERNANCE AGREEMENT

This AMENDMENT NO.  1 TO GOVERNANCE AGREEMENT (this “Amendment No. 1”), effective as of January 23, 2024,  entered into by and between Endeavor Group Holdings, Inc., a Delaware corporation (“Endeavor”), Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Endeavor (“Endeavor OpCo”), January Capital Sub, LLC, a Delaware limited liability company and a subsidiary of Endeavor (“Endeavor Blocker”), January Capital Holdco, LLC, a Delaware limited liability company and a subsidiary of Endeavor (together with Endeavor OpCo and Endeavor Blocker, the “Endeavor Subscribers”), TKO Operating Company, LLC (f/k/a Zuffa Parent, LLC), a Delaware limited liability company (“HoldCo”), TKO Group Holdings, Inc. (f/k/a New Whale Inc.), a Delaware corporation (“New PubCo”); and Vincent K. McMahon (together with Endeavor, the Endeavor Subscribers, HoldCo and New PubCo, the “Parties” and each, a “Party”),  amends that certain Governance Agreement, dated as of September 12, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Governance Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Governance Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 4.11 of the Governance Agreement, the Governance Agreement may be amended by an instrument in writing signed by each of the Parties; and

WHEREAS, the Parties desire to amend the Governance Agreement on the terms and conditions set forth herein:

NOW, THEREFORE, in consideration of the promises, and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Section 1. Amendment to Recitals. The Recitals of the Governance Agreement are hereby amended by:
1.1 Deleting the second Recital in its entirety and replacing it with the following sentence:

“WHEREAS, in connection with the Closing (as defined in the Transaction Agreement), the following individuals were designated by WWE to serve as Directors on the New PubCo Board, effective as of immediately following the Closing: Vincent K. McMahon, Nick Khan, Steven Koonin, Nancy Tellem, and Peter Bynoe (each such Director, together with his or her successors and any other Director selected in accordance with Section 1.1(b), a “WWE Designee”) and, following the Closing, the Parties have agreed to select the WWE Designees and their successors in accordance with the terms of this Agreement;”

1.2 Deleting the third Recital in its entirety and replacing it with the following sentence:

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“WHEREAS, in connection with the Closing, the following individuals were designated by Endeavor to serve as Directors on the New PubCo Board, effective as of immediately following the Closing: Ariel Emanuel, Egon Durban, Mark Shapiro, Jonathan Kraft, Sonya Medina, and Carrie Wheeler (each such Director, together with his or her successors and any other Director selected in accordance with Section 1.1(d), an “Endeavor Designee”) and, following the Closing, the Parties have agreed to select the Endeavor Designees and their successors in accordance with the terms of this Agreement; and”

Section 2. Amendment to Article I. Article I of the Governance Agreement is hereby amended by:
2.1 Deleting Section 1.1(a) in its entirety and replacing it with the following:

“Until the later of (i) December 31, 2025 and (ii) the earlier of (x) the date on which Mr. McMahon owns fewer than 7,188,031 shares of Common Stock (as equitably adjusted as a result of a stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like) and (y) the date on which Mr. McMahon no longer serves as the Executive Chair (the date contemplated by clauses (i) and (ii), the “Sunset Date”; provided, that notwithstanding anything to the contrary contained herein, solely for purposes of Section 7.1(a) of the New PubCo Certificate, “Sunset Date” shall mean January 23, 2024), New PubCo’s slate of individuals nominated for election to the Board shall include the WWE Designees designated in accordance with Section 1.1(b);  provided, that the WWE Designees shall at all times include at least three (3) Independent Directors. For purpose of this Agreement, “Independent” shall have the meaning set forth in New PubCo’s by-laws. For purposes of this Section 1.1(a), Mr. McMahon shall be deemed to own (1) any shares of Common Stock held by any trust that is for the benefit of Mr. McMahon or the immediate family of Mr. McMahon and over which Mr. McMahon retains voting control, and (2) any shares of Common Stock owned by a partnership, limited liability company or other entity, the sole owners of which are Mr. McMahon or the immediate family of Mr. McMahon and in any case of which Mr. McMahon is the legal and beneficial owner of a majority of the outstanding voting securities or the managing member.”

2.2 Deleting Section 1.1(b) in its entirety and replacing it with the following

“Until the earlier of the Executive Chair Sunset Date and the Sunset Date, (A) Mr. McMahon shall have the right, but not the obligation, to designate (i) the nominee for his seat (whether himself or his successor(s)), (ii) two (2) non-Independent directors and (iii) one (1) Independent director (the “V.M Designated Independent Director”) and (B) the then-appointed WWE Designees (acting by majority) shall have the right to nominate the two other (2) WWE Designees, each of whom must be Independent. If, upon the occurrence of the death, resignation or Incapacitation of Mr. McMahon (the “Executive Chair Sunset”), the Sunset Date has not occurred, then from the Executive Chair Sunset until the Sunset Date, the then-appointed WWE Designees (acting by majority), shall have the right to designate the successors to all six (6) of the WWE Designees (three (3) of whom must be Independent), subject to the terms of this Agreement. Any Director designated pursuant to this Section 1.1(b) shall be deemed to be a WWE Designee upon his or her election to

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the Board for all purposes. But, for the avoidance of doubt, any vacancy of the Executive Chair will be filled by the Board by affirmative vote of a majority of the Directors.”

2.3 Deleting Section 1.1(d) in its entirety and replacing it with the following

“Until the Sunset Date, there shall be seven (7) Endeavor Designees. The Endeavor Subscribers (acting together by majority) shall have the right, but not the obligation, to designate all of the Endeavor Designees.”

2.4 Deleting Section 1.12 in its entirety and inserting in lieu thereof the following:

“Until the Sunset Date, the size of the Board will be fixed at thirteen (13) persons.”

2.5 Adding the following as a new Section 1.13 of the Agreement:

“Notwithstanding anything to the contrary contained herein, until the Sunset Date, in the event that New PubCo ceases to be a “controlled company” under the rules and regulations in effect at such time of the NYSE or such other market on which the Common Stock is then listed or quoted, each of Endeavor and Mr. McMahon (or, following the Executive Chair Sunset Date, the then-appointed WWE Designees) shall take such actions as are necessary to cause the majority of the Board to consist of Independent Directors (including causing the resignation or removal of non-Independent Directors or, if applicable, replacing non-Independent Directors with Independent Directors); provided, that, in connection with the foregoing, to the extent that (x) any non-Independent Endeavor Designee or non-Independent WWE Designee resigns or is caused to be removed from the Board, an equal number of non-Independent WWE Designees or non-Independent Endeavor Designees, as applicable, will also resign or be caused to be removed from the Board or (y) Endeavor and Mr. McMahon agree to reduce the size of the Board, the number of Endeavor Designees and WWE Designees shall be reduced by the same number of non-Independent Directors.  Notwithstanding the foregoing, in no event shall this Section 1.13 require the resignation or removal of all of the non-independent WWE Designees and Mr. McMahon (or, if applicable, a majority of the then-appointed WWE Designees) shall at all times until the Sunset Date, have the right to designate at least one non-Independent director in accordance with Section 1.1(b).”

Section 3. References.  From and after the date of this Amendment No. 1, references in the Governance Agreement to the “Agreement” shall be deemed to refer to the Governance Agreement as amended hereby unless the context otherwise requires.

Section 4. Full Force and Effect.  Except as otherwise expressly provided herein, all of the terms and conditions of the Governance Agreement remain unchanged and continue in full force and effect. This Amendment No. 1 is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Governance Agreement or any of the documents referred to therein. This Amendment No. 1 shall be deemed to be in full force and effect from and after the execution of this Amendment No. 1 by the parties hereto as if the amendments made hereby were originally set forth in the Governance Agreement.

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Section 5. Miscellaneous. Article IV of the Governance Agreement is hereby incorporated into this Amendment No. 1 by reference, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 on the day and year first indicated above.

Endeavor Group Holdings, Inc.

By:/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Governance Agreement]

Endeavor Operating Company, LLC

By:/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Governance Agreement]

January Capital Sub, LLC

By:/s/ Jason Lublin
Name: Jason Lublin
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

January Capital Holdco, LLC

By:/s/ Jason Lublin
Name: Jason Lublin
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

TKO Operating Company, LLC

By:/s/ Andrew Schleimer
Name: Andrew Schleimer
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

TKO Group Holdings, Inc.

By:/s/ Andrew Schleimer
Name: Andrew Schleimer
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

/s/ Vincent K. McMahon
Vincent K. McMahon

[Signature Page to Amendment No. 1 to Governance Agreement]